UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                                 Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Cracker Barrel Old Country Store, Inc. sent the following letter to participants in the Cracker Barrel Old Country Store, Inc. Employee Stock Purchase Plan on October 28, 2020.

NOTICE TO PARTICIPANTS IN THE CRACKER BARREL OLD COUNTRY STORE, INC. EMPLOYEE STOCK PURCHASE PLAN October 28, 2020 Dear Plan Participant: Enclosed with this letter are materials relating the Annual Meeting of Shareholders of Cracker Barrel Old Country Store, Inc. (the “Company”), to be held on November 19, 2020 (the “Annual Meeting”). The enclosed proxy statement contains information regarding the election of directors and other matters to be acted upon at the Annual Meeting. You may receive more than one voting instruction form from both the Company and certain entities affiliated with Sardar Biglari (collectively, “Biglari”). The WHITE voting instruction form designates the director nominees nominated by the Company’s Board of Directors. The GOLD voting instruction card designates the director nominee nominated by Biglari. Note: Only your final instruction by Internet, phone or mail will count. Shareworks by Morgan Stanley, as record keeper (the “Record Keeper”) for the Cracker Barrel Old Country Store, Inc. Employee Stock Purchase Plan (the “Plan”), will vote the shares of Company common stock, held by the Plan on September 18, 2020, the record date for the Annual Meeting. The purpose of this letter is to inform you that you have the right to instruct the Record Keeper on how to vote the shares of Company common stock allocated to your Plan account. Please read the enclosed proxy materials carefully, so that you can make a decision on how to instruct the Record Keeper to vote the shares of Company common stock allocated to your Plan account on the matters described more fully in the enclosed proxy statement. Your interest in these matters is very important. If you do not provide timely instructions to the Record Keeper, the shares allocated to your Plan account will not be voted. Your vote will be held in strict confidence. It will not be revealed, directly or indirectly, to any officer, employee, or director of either the Company or Biglari, except as otherwise required by law. You should therefore feel completely free to instruct the Record Keeper to vote your shares in the manner you think best. Because of the time required to tabulate the vote, your voting instruction must be received by Internet, phone or mail no later than 5:00 p.m. Eastern Time, on Tuesday, November 17, 2020. The Record Keeper cannot ensure that instructions received after the cut-off time will be effected. Therefore, it is very important that you act promptly and return your instruction so that it is received before this time. Please vote. Your instruction to the Record Keeper on how to vote your shares is an important part of your rights as a Plan participant. NOTE: IF YOU OWN ADDITIONAL SHARES OF COMPANY COMMON STOCK DIRECTLY OR THROUGH A BROKER OR OTHER NOMINEE, YOU WILL NEED TO RETURN A PROXY CARD OR AN ADDITIONAL VOTING INSTRUCTION FORM RELATING TO THOSE ADDITIONAL SHARES IN ORDER TO VOTE THOSE SHARES.

Important Additional Information The Company has filed a definitive proxy statement (the “Proxy Statement”) and accompanying WHITE proxy card in connection with the solicitation of proxies for the 2020 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Annual Report on Form 10-K of the Company for the fiscal year ended July 31, 2020, and the Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the U.S. Securities and Exchange Commission (the “SEC”). Details regarding the nominees of the Company’s Board of Directors for election at the Annual Meeting are included in the Proxy Statement. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of the Company’s corporate website at www.crackerbarrel.com.

ESPP ACCOUNT SHARES VOTING INSTRUCTIONS

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 5:00 p.m., EST, on November 17, 2020.

VOTE BY INTERNET **WWW.FCRVOTE.COM/CBRL**

Use the Internet to transmit your voting instructions up until 5:00 p.m., EST, on November 17, 2020. Have your **WHITE** voting instruction form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

OR

VOTE BY TELEPHONE **1-866-402-3905**

Use any touch-tone telephone to transmit your **WHITE** voting instructions up until 5:00 p.m., EST, on November 17, 2020. Have your voting instruction form in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your **WHITE** voting instruction form and return it in the postage-paid envelope we have provided to: **First Coast Results, Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911**. **Your voting instruction card must be received no later than 5:00 p.m., EST, on November 17, 2020 for the Account Shares to be voted.**

If you vote by Internet or by telephone, you do NOT need to mail back your White voting instruction form. Your Internet or telephone vote authorizes the Trustee to vote the Account Shares in the same manner as if you marked, signed and returned your voting instruction card.

CONTROL NUMBER

If submitting a WHITE voting instruction form by mail, please sign and date the card below and fold and detach card at perforation before mailing.

CRACKER BARREL OLD COUNTRY STORE, INC.

The Board of Directors recommends that stockholders vote "FOR" the director nominees listed below.

1. To elect ten directors.

(01) Thomas H. Barr
(02) Carl T. Berquist
(03) Sandra B. Cochran
(04) Meg G. Crofton
(5) Gilbert R. Dávila
(6) Norman E. Johnson
(7) William W. McCarten
(8) Coleman H. Peterson
(09) Gisel Ruiz
(10) Andrea M. Weiss

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends that stockholders vote "FOR" Proposal Nos. 2, 3 and 4 listed below.	FOR	AGAINST	ABSTAIN
2. To approve, on an advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐
3. To approve the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan.	☐	☐	☐
4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2021 fiscal year.	☐	☐	☐

____
Signature

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Signature (Capacity)

____
Date

Please sign exactly as your name(s) is (are) shown on the share certificate(s). When Account Shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN YOUR WHITE VOTING INSTRUCTION FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE VOTE TODAY!
TO VOTE BY MAIL, PLEASE DATE, MARK, SIGN AND RETURN THIS WHITE VOTING INSTRUCTION FORM PROMPTLY USING THE POSTAGE-PAID ENVELOPE.

TO VOTE BY INTERNET OR TELEPHONE, PLEASE SEE THE INSTRUCTIONS ON THE REVERSE SIDE.

YOUR VOTE, WHETHER BY MAIL, INTERNET OR TELEPHONE, MUST BE RECEIVED NO LATER THAN 5:00 P.M. EST ON NOVEMBER 17, 2020, FOR THE ACCOUNT SHARES TO BE VOTED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement are available at WWW.FCRVOTE.COM/CBRL

Continued and to be signed on the reverse side.

If submitting a WHITE voting instruction form by mail, please sign and date the form on reverse and fold and detach at perforation before mailing.

WHITE VOTING INSTRUCTION FORM

CRACKER BARREL OLD COUNTRY STORE, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, November 19, 2020, 10:00 a.m., Central Standard Time

THIS WHITE VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEE OF THE CRACKER BARREL OLD COUNTRY STORE, INC. ESPP PLAN

The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoints(s) Sandra B. Cochran, William McCarten and Richard M. Wolfson, and each of them, as proxies, with full power of substitution, to vote all shares that the shareholder(s) would be entitled to vote on all matters that may properly come before the Annual Meeting of Shareholders of Cracker Barrel Old Country Store, Inc. (the "Company") to be held at 305 Hartmann Drive, Lebanon, TN, 37087 on Thursday, November 19, 2020 at 10:00 a.m., Central Time. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting. The proxies will vote as the Board of Directors recommends where a choice is not specified. The shares will be voted in accordance with your instructions.

THE SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED, SHARES WILL BE VOTED FOR ALL BOARD OF DIRECTORS NOMINEES IN THE ELECTION OF DIRECTORS; TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT THAT ACCOMPANIES THIS NOTICE; TO APPROVE THE CRACKER BARREL OLD COUNTRY STORE, INC. 2020 OMINBUS INCENTIVE PLAN; TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.